UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADMA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

ADMA Biologics, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on August 23, 2019. At the Special Meeting, the following matters were submitted to a vote of stockholders:

1.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.0001 par value per share, from 75,000,000 shares to 150,000,000 shares (the “Share Increase Proposal”);

2.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to remove the Company’s non-voting common stock, $0.0001 par value per share, which was retired in full on May 14, 2018, and delete all references therein to such non-voting common stock (the “Non-Voting Stock Proposal”); and

3.	To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2 (the “Adjournment Proposal”).

At the close of business on July 5, 2019, the record date for the determination of stockholders entitled to vote at the Special Meeting, there were 59,317,806 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. The holders of 56,175,329 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, constituting a quorum.

At the Special Meeting, (i) the Share Increase Proposal, (ii) the Non-Voting Stock Proposal, and (iii) the Adjournment Proposal were each approved.

Proposal No. 1— Share Increase Proposal

The vote with respect to the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares, was as follows:

For	Against	Abstain	Broker Non-Votes
53,432,948	2,726,584	15,797	—

Proposal No. 2 — Non-Voting Stock Proposal

The vote with respect to the amendment to the Company’s Amended and Restated Certificate of Incorporation to remove the Company’s non-voting common stock, which was retired in full on May 14, 2018, and delete all references therein to such non-voting common stock, was as follows:

For	Against	Abstain	Broker Non-Votes
55,023,268	1,134,319	17,742	—

Proposal No. 3 — Adjournment Proposal

The vote with respect to the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Increase Proposal or the Non-Voting Stock Proposal, was as follows:

For	Against	Abstain	Broker Non-Votes
54,309,935	1,818,280	47,114	—

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of ADMA Biologics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 23, 2019	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer